1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

February 2023


1ST SECURITY BANK

"Build a truly great place to work and bank."

-FSBW Vision Statement

Disclosure Statement

The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.

Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: the effect of the COVID19 pandemic, including on FS Bancorp, Inc. (the "Company") credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets, including as a result of the COVID-19 pandemic; the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov., all of which could cause actual results to differ from those set forth in the forward-looking statements.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the outbreak of the COVID-19 pandemic.

Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2023 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

FRANCHISE OVERVIEW

- **Total Assets:** $2.63 billion (at December 31, 2022)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 22*
- **Loan Production Offices:** 14
- **ATM Locations:** 20
- **Year Established:** 1936
- **Quarterly Dividend:** $0.25 **

* Including headquarters and drive through banking in Aberdeen, WA

**Fortieth Consecutive Quarterly Dividend Announced


Port Angeles
Sequim
Port Townsend
Everett
Hadlock
Lynnwood
Edmonds
Mill Creek
Poulsbo
Mountlake Terrace
Overlake
Capitol Hill
Bellevue
Port Orchard
Silverdale
Tacoma Lending
Puyallup
Puyallup South Hill
Olympia
Lacey
Elma
Montesano
Aberdeen
Ocean Shores
Westport
Tri-Cities
Vancouver

1st Security Bank Branches
Aberdeen, Capitol Hill, Edmonds, Elma, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Puyallup South Hill, Sequim, Silverdale, Westport

Home Lending
Aberdeen, Bellevue, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities, Vancouver

Commercial Lending
Mountlake Terrace, Tacoma

Adminstrative Center
Mountlake Terrace

CULTURE & HISTORY

Vision	Build a truly great place to work and bank
Mission	Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles

- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

Year	Event
1936	Founded in 1936 as a credit union
2004	Converted to a state chartered mutual savings bank on April 1, 2004
2012	Converted to a stock savings bank on July 9, 2012
2016	Completed a four branch acquisition in Q1 2016 resulting in $186.0M in new relationship based deposits
2017	Raised $27.6M in Capital ($25.7M net) w/secondary offering
2018	Completed Anchor Bancorp acquisition on November 15, 2018
2022	Announced fortieth consecutive quarterly cash dividend of $0.25 per share

Pro Forma Footprint – Branch Acquisition


FSBW Branch (22)
FSBW Home Lending (12)
New Branches (7)
Manzanita Branch
Tillamook Branch
Newport Branch
Waldport Branch
Goldendale Branch
White Salmon Branch
Ontario Branch
Everett
Olympia
Wenatchee
Yakima
Kennewick
Lewiston
Salem
Eugene
Bend
Oregon
Cascade Range
Blue Mountains
Olympic National Park
Wenatchee National Forest
Lake Roosevelt National Recreation Area
Gifford Pinchot National Forest
Mt. Hood National Forest
Umatilla National Forest
Nez Perce National Historical Park
Whitman National Forest
John Day Fossil Beds National Monument
Willamette National Forest

Source: S&P Capital IQ Pro

Transaction Rationale

Opportunity to expand our markets and growth prospects while maintaining safe and sound banking principles

- Desirable marketplace expansion that boasts similar characteristics to those in which we currently operate
- Low-cost source of funding to support our strong asset generation capabilities throughout the communities we serve, and to replace higher cost wholesale funding
- Efficient deployment of our capital to support our continued growth and profitability

Aligned deposit and lending strategies should provide a smooth customer transition experience

- Expanding reach with seven new locations
- Retention of all branch and related personnel to support a smooth customer transition experience
- Ability to provide meaningful ongoing employment opportunities to acquired staff
- Preservation of a strong community banking culture

Continued strong focus on enterprise risk management and controls

- Strong compliance culture, BSA / AML systems and risk management platforms
- Strong regulatory capital at closing with attractive pro forma earnings to provide ongoing support
- Enhanced geographic reach and diversification

Our Previous Successful Experience

FS BANCORP, INC.


Bank of America
Branch Acquisition – January 2016
ANCHOR BANCORP
Whole-Bank Acquisition – November 2018
Columbia Bank
Branch Acquisition – 1Q 2023
$677.6
$827.9
$981.8
$1,621.6
$1,713.1
$2,113.2
$2,286.4
$2,632.9
2015
2016
2017
2018
2019
2020
2021
2022
Total Assets ($MM)

Source: S&P Capital IQ Pro


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

LONG-TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Originations of residential mortgage loans which are primarily sold into the secondary market through our mortgage banking platform
- Remain focused on maintaining strong asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers' banking needs
- Expand into new markets based on current product offerings

Environmental | Social | Governance

FSBW's Core Values reflect our commitment to diversity, equality, inclusiveness and social awareness. To further our commitment of these values, our Governance and Nominating Committee expanded our scope and became the Nominating and Environmental, Social, Governance Committee in 2020. A copy of our Core Values, Business Philosophy, Vision and Mission Statements are available on our website at www.FSBWA.com.

ENVIRONMENTAL

- Most recently-built branch is a LEED certified building (Montesano)
- We finance energy efficient home improvement projects including solar, efficient window replacement, siding and roofing
- Low flow faucets throughout our facilities; light and movement sensors installed in many locations turn off lights in unoccupied areas
- Recycling in all locations where permitted by the public utility
- Commitment to paperless processes
- Remote work environments to reduce commutes in traffic/ pollution

SOCIAL

- Minimum wage increased to $20/hour "Livable Wage" for all employees effective July 2021
- Health insurance cost increases absorbed by the company since 2014
- Provide 16 hours of paid volunteer time for all employees
- Offer a $5,000 annual tuition reimbursement program to employees
- Financial and volunteer support of The IF Project, which assists soon-to-be released inmates prepare for life after incarceration

GOVERNANCE

- Independent Board Chair
- Six of seven directors are independent
- Board committees are comprised entirely of independent directors
- Independent directors meet in regular executive sessions throughout the year
- Board and committees perform self-evaluations on a regular basis
- Policy restricts hedging and pledging of stock
- Alignment of director and shareholder interests
- Use of claw back provisions in executive pay

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	*19*	*20+*
	Erin Burr	*EVP, Chief Risk Officer*	*14*	*20+*
	Matthew Mullet	*EVP, Chief Financial Officer*	*11*	*20+*
	Kelli Nielsen	*EVP, Retail Banking & Marketing*	*6*	*30+*
	Robert Fuller	*EVP, Chief Credit Officer*	*9*	*30+*
	Vickie Jarman	*EVP, Chief Human Resources Officer*	*20*	*20+*
	Dennis O'Leary	*EVP, Chief Lending Officer*	*11*	*30+*
	Donn Costa	*EVP, Home Lending Production*	*11*	*30+*

Banks Headquartered in Snohomish County: December 31, 2008
Total Assets $9.4B

- $4.1B* — Frontier Bank
- $1.6B* — Cascade Financial Corporation
- $1.3B* — Citybank
- $520M* — Golf Savings Bank
- $350M* — North County Bank
- $255M — 1st Security Bank
- $243M — Coastal Community Bank
- $207M* — First Heritage Bank
- $206M* — The Bank of Washington
- $185M* — Prime Pacific Bank
- $149M — Pacific Crest Savings Bank
- $133M — Mountain Pacific Bank
- $123M — UniBank
- $45M* — Bank of Everett

Banks Headquartered in Snohomish County: December 31, 2022
Total Assets $7.1B

- $3.1B** — Coastal Community Bank
- $2.6B — 1st Security Bank
- $559M — Mountain Pacific Bank
- $587M — UniBank
- $270M** — Pacific Crest Savings Bank

*Denotes a financial institution no longer headquartered in Snohomish County
**As of September 30, 2022
Note: Dollar amount are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Capital IQ

DEPOSIT FRANCHISE & BRANCH FOOTPRINT

County Deposits & Demographics (6/30/22)

County	Market Rank	Number of Branches	Deposits In Market ($000)	Deposit Market Share (%)	% of Franchise
Snohomish	6	4	901,367	4.72	44.34
Grays Harbor	3	6	243,139	18.25	11.96
Clallam	4	2	229,593	8.40	11.29
Jefferson	3	2	185,070	21.18	9.10
King	22	2	176,569	0.15	8.69
Pierce	15	2	110,131	0.61	5.42
Thurston	13	2	89,538	1.55	4.40
Kitsap	12	2	63,680	1.36	3.13
Lewis	9	1	33,726	2.45	1.66
Total			**2,032,813**		

	2022		2022-2027 Projected	
County	Total Population	Median HH Income ($)	Population Change (%)	HH Income Change (%)
Snohomish	850,697	100,225	19.26	14.42
Grays Harbor	76,864	63,809	5.59	15.09
Clallam	79,088	63,648	10.76	11.89
Jefferson	33,203	64,472	11.15	8.72
King	2,325,075	115,477	20.39	15.57
Pierce	930,715	89,399	17.04	15.29
Thurston	300,863	85,567	19.27	12.93
Kitsap	277,195	90,332	10.38	14.91
Lewis	83,281	65,460	10.37	13.53
Total	**4,956,981**			
Washington	**7,858,401**	**88,405**	**16.86**	**14.17**
United States	**334,279,739**	**72,465**	**8.27**	**12.10**


Port Angeles
Agnew
Port Townsend
Discovery Bay
Puget Sound
Marysville
Everett
Mukilteo
Olympic National Park
Shoreline
Bothell
Kirkland
Seattle
Bellevue
Bremerton
Mercer Island
Renton
Des Moines
Kent
Federal Way
Auburn
Olympic National Forest
Humptulips
Shelton
Tacoma
University Place
Lakewood
Puyallup
Parkland
Fort Lewis Military Reservation
Elk Plain
Lacey
Tumwater
Hoquiam
North Bay
FSBW Branches (22)*

Source: S&P Capital IQ; Deposit data as of June 30, 2022
*Including headquarters and drive through banking in Aberdeen, WA

2022 HIGHLIGHTS

Financial Highlights Year End 2022	▪ Total assets of $2.6 billion ▪ Gross portfolio loans of $2.2 billion ▪ Net income of $29.6 million
2022 YTD	▪ Diluted earnings per share of $3.70 ▪ Tangible book value per share of $29.67[1] ▪ Announced fortieth consecutive quarterly cash dividend: $0.25
Selected Performance Ratios	▪ ROAA QTD of 1.16% and YTD of 1.22% ▪ ROAE QTD of 11.52% and YTD of 11.66% ▪ Net Interest Margin QTD of 4.62% and YTD of 4.46% ▪ Efficiency Ratio QTD of 66.21% and YTD of 64.70%
Credit Quality Ratios	▪ Nonperforming Assets (NPAs) as a percentage of total assets of 0.35% ▪ Allowance for credit losses on loans as a percentage of gross loans receivable, excluding loans held for sale of 1.26% ▪ Early adoption of the Current Expected Credit Losses ("CECL") standard on January 1, 2022
Capital Position	▪ Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized" ▪ Common Equity Tier 1 ("CET1") capital ratio of 10.7% as of December 31, 2022

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

FRANCHISE GROWTH

Total Assets ($B)


$982
$1.62B
$1.71B
$2.11B
$2.29B
$2.63B
2017
2018
2019
2020
2021
2022

Tangible Common Equity ($M)(1)


$118
$172
$192
$223
$241
$226
2017
2018
2019
2020
2021
2022

Total Net Loans ($B)


$815
$1.36B
$1.40B
$1.71B
$1.85B
$2.21B
2017
2018
2019
2020
2021
2022

Total Deposits ($B)


$830
$1.27B
$1.39B
$1.67B
$1.92B
$2.13B
2017
2018
2019
2020
2021
2022

Source: Company documents
(1) Non-GAAP financial measure

1ST SECURITY BANK

FS BANCORP, INC.

INCOME STATEMENT TRENDS

Net Income ($M)



$14.1
$24.3*
$22.7
$39.3
$37.4
$29.6
2017
2018
2019
2020
2021
2022

*Includes $7.4 million in Bargain Purchase Gain (BPG)

Total Revenues ($M)



$140
$120
$100
$80
$60
$40
$20
$0
$64.6
$78.9
$93.3
$129.5
$124.1
$122.4
2017
2018
2019
2020
2021
2022
Net Interest Income
Noninterest Income

Total Noninterest Expense ($M)



$44.0
$48.8
$62.3
$66.6
$76.2
$79.2
2017
2018
2019
2020
2021
2022

1st Security Bank | FS Bancorp, Inc.

SELECTED PERFORMANCE RATIO TRENDS

ROAA


1.53%
2.07%
1.38%
2.02%
1.71%
1.22%
2017
2018
2019
2020
2021
2022

ROAE


14.80%
18.15%
11.92%
18.74%
15.74%
11.66%
2017
2018
2019
2020
2021
2022

Efficiency Ratio


67.35%
61.86%
66.78%
51.43%
61.41%
64.70%
2017
2018
2019
2020
2021
2022

Net Interest Margin


4.65%
4.61%
4.53%
4.02%
4.13%
4.46%
2017
2018
2019
2020
2021
2022

Source: Company documents

NONINTEREST INCOME

Noninterest Income ($M)


$22.6
$19.3
$23.0
$55.4
$37.5
$18.1
2017
2018
2019
2020
2021
2022

Noninterest Income Composition[1]


BOLI
4.8%
Other
4.4%
Gain on Sale of Loans
43.7%
Service charges and fee income
47.1%

Note: In 2020, noninterest income year-over-year growth due in part to increased gain on sale revenue resulting from low interest rate environment.
(1) Year ended December 31, 2022

NONINTEREST EXPENSE

Noninterest Expense ($M)


$44.0
$48.8
$62.3
$66.6
$76.2
$79.2
2017
2018
2019
2020
2021
2022

Noninterest Expense Composition(1)


Occupancy
6.5%
Data processing
7.7%
Loan costs
3.4%
Professional Fees
4.0%
FDIC Insurance
1.5%
Other
3.1% (2)
Salaries and benefits
60.2%
Operations
13.6%

(1) Year ended December 31, 2022
(2) Other = marketing and advertising, acquisition costs, amortization of core deposit intangible and recovery of servicing rights

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$2.14
$3.15
$2.50
$4.49
$4.37
$3.70
2017
2018
2019
2020
2021
2022

Reported Book Value Per Share


$17.24
$20.60
$22.93
$27.67
$30.75
$30.42
2017
2018
2019
2020
2021
2022

Source: Company documents

SEGMENT REPORTING ANALYSIS

Mortgage Banking
Commercial & Consumer

Net Interest Income


$2.6
$38.7
$3.3
$48.8
$6.3
$64.0
$5.1
$69.0
$8.3
$78.3
$10.9
$93.4
2017
2018
2019
2020
2021
2022

Noninterest Expense


$17.1
$26.9
$15.9
$32.9
$14.3
$48.1
$17.4
$48.2
$19.7
$56.5
$19.5
$59.7
2017
2018
2019
2020
2021
2022

Noninterest Income


$19.0
$5.1
$14.0
$12.8
$13.2
$9.8
$44.8
$10.6
$29.0
$8.5
$7.9
$10.2
2017
2018
2019
2020
2021
2022

Net Income


$2.9
$11.2
$1.0
$23.3
$3.9
$18.8
$23.5
$15.8
$15.6
$21.8
$(1.4)
$31.0
2017
2018
2019
2020
2021
2022

Note: Dollar amounts in millions

DISCIPLINED CREDIT CULTURE

- The company employs Board and Committee oversight and reporting, with the Chief Risk Officer and senior executive compliance officer reporting directly to the Audit Committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction and Development (C&D) Weighted Average LTV = 64.0% (as of December 31, 2022)
  - Commercial Real Estate (CRE) Weighted Average LTV= 57.8% (as of December 31, 2022)
- Loans greater than $10 million are reported to the Asset Quality Committee, while loans between $20 million and $35 million require approval from the Senior Loan Committee
- The legal lending limit is $58.8 million while the in-house limit is $35 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third-party review of the commercial portfolio conducted on an annual basis

Historical NCOs / Avg. Loans


0.03%
(0.01)%
0.15%
0.01%
0.06%
0.06%
2017
2018
2019
2020
2021
2022

ASSETS WITH SHORT-TERM REPRICING

Assets Repricing - Within 1 Month ($M)

- Assets repricing within 30 days of December 31, 2022, was $663.0 million, or 25.2% of total assets


Muni Swaps
$60,000
2.3%
Adjustable loans
$480,092
18.2%
CRE Swaps
$58,428
2.2%
HFS Mtg
$20,093
0.8%
Int Bear Cash
$30,912
1.2%
AFS Invest
$13,487
0.5%

1ST SECURITY BANK

FS BANCORP, INC.

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($B) (1)



$827
$1.33B
$1.42B
$1.73B
$1.88B
$2.24B
5.80%
5.98%
6.22%
5.33%
5.15%
5.54%
2017
2018
2019
2020
2021
2022

Loan Composition at December 31, 2022

Total Gross Loans (excl. loans held for sale): $2.2B



WH lending (2) 1%
Commercial Real Estate 9%
Construction and Development 15%
Home equity 3%
One-to-four-family (excludes loans held for sale) 21%
Multi-family 10%
Indirect home improvement and Other consumer 26% (4)
Commercial and Industrial 15% (3)

(1) Loans including loans held for sale
(2) WH = Warehouse
(3) Includes owner occupied CRE
(4) Other consumer includes marine loans

CONSUMER LENDING

Q4 2022 Highlights

- Primarily home improvement and marine, UCC-2 or title secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $569.6 million outstanding as of Q4 2022:
  - $85 million in dealer originations
  - $57 million, or 67%, with the top 10 dealers
  - Average net of fees yield of 6.46%, up from 6.40% in Q3 2022

Q4 2022 Dealer Production by State


Nevada 1.9%
Texas 0.5%
Utah 1.6%
Massachusetts 0.1%
Montana 0.5%
Colorado 3.9%
Arizona 1.6%
Minnesota 11.1%
Washington 30.0%
Idaho 5.5%
California 18.3%
Oregon 25.0%

2009 vs. Q4 2022 Portfolio Credit Quality


2009
Q4 2022
15.21%
2.82%
23.76%
13.22%
61.03%
83.96%
<680
680-719
720+
FICO Scores

Consumer Portfolio Characteristics


Auto + Recreational 0.1%
Other 0.3%
Solar 3.9%
Marine 11.9%
Indirect Home Improvement 83.8%

COMMERCIAL BUSINESS LENDING

Q4 2022 Commercial & Industrial (C&I)

- C&I commitments: $580.9 million
- Outstanding balances were $371.0[1] million at December 31, 2022, compared to $375.7[1] million at September 30, 2022
- The $4.7 million of quarter over sequential quarter decrease in outstanding balances was attributed to Other C&I payoffs ($12.4 million) exceeding originations (+5.3 million) during the fourth quarter, a $3.1 million increase in WH lending; and a $5.8 million increase in Owner Occupied CRE.

Q4 2022 Product Mix ($M)


C&I Loans
$195,494
53%
C&I - RE Owner Occupied Loans
$143,806
39%
Const. WH
$31,219
8%
PPP loans
$436
0%
Mtg. WH
$0
0%


$313.1
$288.9
$371.0
$370.5
Q4 2021
Q4 2022
C&I outstanding with OwnOcc CRE
Without PPP loans

Source: Company documents
(1) Deferred fees and costs are not reflected in the totals

CONSTRUCTION & DEVELOPMENT LENDING

Q4 2022 Highlights

- Overall construction: $537.8 million committed / $342.6 million outstanding
- 8.36% weighted average coupon rate
- Majority of originations in King County
- Focus on "in-city", infill speculative lending to a select group of relationship customers

Quarterly C&D Loans Outstanding ($M)


$143.1
$246.6
$179.7
$217.0
$240.6
$342.6
Q4 2017
Q4 2018
Q4 2019
Q4 2020
Q4 2021
Q4 2022

Source: Company documents

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


72.5%
27.5%
81.2%
18.8%
84.7%
15.3%
62.3%
37.7%
75.0%
25.0%
93.5%
6.5%
2017
2018
2019
2020
2021
2022
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$41.2
$6.1
$18.0
$52.1
$12.0
$14.9
$70.3
$8.8
$14.2
$74.1
$6.5
$48.8
$86.6
$6.4
$31.1
$104.3
$10.2
$7.9
2017
2018
2019
2020
2021
2022
Net Interest Income
Other noninterest Income
Gain on Sale

ASSET QUALITY

Nonperforming Assets ($M)[1] & NPAs/ Assets


$1.0
$4.6
$3.2
$7.9
$5.8
$9.3
0.11%
0.28%
0.19%
0.37%
0.25%
0.35%
2017
2018
2019
2020
2021
2022

(1) Nonperforming Assets consists of nonperforming loans (which include nonaccruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets
(2) Excluding HFS loans

Reserves/Gross Loans[2]


1.39%
0.93%
0.98%
1.66%
1.46%
1.26%
2017
2018
2019
2020
2021
2022

Charge-offs & Recoveries ($000's)


$725
$993
$628
$1,030
$756
$1,058
$(930)
$(940)
$(2,628)
$(1,123)
$(1,793)
$(2,465)
2017
2018
2019
2020
2021
2022
Charge-offs
Recoveries

DEPOSIT COMPOSITION AND GROWTH

December 31, 2022

Total Deposits: $2.1 billion


Certificates of deposit over $250,000
$93,560
Checking (1)
$689,301
MMDA and Savings
$708,648
Certificates of deposits under $250,000
$636,232

Total Deposits ($B) and Cost of Deposits (%)


$830
$1.27B (2)
$1.39B
$1.67B
$1.92B
$2.13B
0.50%
0.80%
1.21%
0.78%
0.38%
0.47%
2017
2018
2019
2020
2021
2022

(1) Includes noninterest-bearing checking, interest-bearing checking and escrow accounts related to mortgages serviced
(2) Anchor Bancorp acquisition in Q4 2018

1ST SECURITY BANK

FS BANCORP, INC.

COMPOSITION COMPARISON YEAR OVER YEAR

December 31, 2022	December 31, 2021
Total Deposits: $2.1 billion	Total Deposits: $1.9 billion


Certificates of deposits
34%
Checking
33%
MMDA and Savings
33%


Certificates of deposits
19%
Checking
42%
MMDA and Savings
39%

CAPITAL STRATEGY

Franchise Growth

- Continued organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continued investment in the Bank's business lending platform and Small Business Administration lending
- Focus on core deposit generation to fund asset growth

Dividends

- Regular dividend reflects a 25.8% payout ratio compared to diluted earnings per share in the fourth quarter

Shareholder Value

- Continued focus on increasing shareholder value through our business plan execution

APPENDIX – NON-GAAP RECONCILIATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – EQUITY

Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

($ in 000's)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Stockholders' equity	$ 231,697	$ 220,547	$ 222,641	$ 235,950	$ 247,507
Goodwill and core deposit intangible, net	(5,681)	(5,854)	(6,027)	(6,199)	(6,372)
Tangible common stockholders' equity	$ 226,016	$ 214,693	$ 216,614	$ 229,751	$ 241,135
Common shares outstanding at end of period	7,617,655	7,585,843	7,605,740	7,945,539	8,048,215
Common stockholders' equity (book value) per share (GAAP)	$ 30.42	$ 29.07	$ 29.27	$ 29.70	$ 30.75
Tangible common stockholders' equity (tangible book value)*	$ 29.67	$ 28.30	$ 28.48	$ 28.92	$ 29.96

*Per share (non-GAAP)

Source: Press Release

($ in 000's)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Stockholders' equity	$ 231,697	$ 220,547	$ 222,641	$ 235,950	$ 247,507
Common shares outstanding at end of period, less unvested restricted stock	7,617,655	7,585,843	7,605,740	7,945,539	8,048,215
Common stockholders' equity (book value) per share (GAAP)	$ 30.42	$ 29.07	$ 29.27	$ 29.70	$ 30.75

Source: FS Bancorp, Inc.; Press Release

CONTACT INFORMATION

Donn Costa
donn.costa@fsbwa.com
EVP Home Lending Production
(425) 697-8111

Matthew Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Dennis O'Leary
denniso@fsbwa.com
Chief Lending Officer
(425) 697-8076

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043